                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported) June 14, 2002
                                                 -------------



                MIDLAND COGENERATION VENTURE LIMITED PARTNERSHIP
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                  MICHIGAN                         33-37977            38-2726166
---------------------------------------------    ------------     -------------------
(State or other jurisdiction of incorporation    (Commission      (I.R.S. Employer
  or organization)                               File Number)     Identification No.)




     100 PROGRESS PLACE, MIDLAND, MICHIGAN                        48640
-----------------------------------------------              -------------------
    (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:     (989) 839-6000
                                                     --------------------

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ITEM 4.           CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(A)      PREVIOUS INDEPENDENT ACCOUNTANT:

The Audit Subcommittee of the Midland Cogeneration Venture Limited Partnership ("MCV") annually considers and recommends to the Management Committee its selection of MCV's independent public accountants. As recommended by the MCV Audit Subcommittee, on June 14, 2002, MCV's Management Committee decided to no longer engage Arthur Andersen, LLP ("Arthur Andersen") as MCV's independent public accountants and has appointed PricewaterhouseCoopers LLP to serve as MCV's independent public accountants to audit MCV's financial statements at and for the year ending December 31, 2002. Arthur Andersen previously had been retained to review MCV's financial statements at and for the quarter ended March 31, 2002.

Arthur Andersen's report on MCV's consolidated financial statements for each of the fiscal years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2001 and December 31, 2000, and through the determined termination date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

MCV provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter dated June 17, 2002, stating its agreement with the statements made herein.

(B)      NEW INDEPENDENT ACCOUNTANT:

On June 14, 2002, the MCV appointed PricewaterhouseCoopers LLP as its new independent accountants effective for the second quarter 2002. During the two most recent fiscal years and through June 14, 2002, the MCV has not consulted with PricewaterhouseCoopers LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the MCV's financial statements, and neither report was provided to the MCV or oral advice was provided that PricewaterhouseCoopers LLP concluded was an important factor considered by the MCV in reaching a decision as to the accounting, auditing or financial reporting issue as defined in Item 304(a)(2)(i) or (ii) of Regulation S-K.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
                  EXHIBITS

(c)               Exhibits
                  ---------

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated June 17, 2002, regarding change in certifying accountant.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                 MIDLAND COGENERATION VENTURE
                                         LIMITED PARTNERSHIP





Dated:  June 17, 2002            By:  James M. Rajewski
                                      ------------------------------------------
                                       James M. Rajewski
                                         Chief Financial Officer, Vice President
                                         and Controller

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                                  EXHIBIT INDEX


Exhibit
Number                                  Description
------            --------------------------------------------------------------

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated June 17, 2002, regarding change in certifying accountant.

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                                                                    EXHIBIT 16.1





Office of the Chief Accountant
Securities and Exchanges Commission
450 Fifth Street, N.W.
Washington, DC 20549

June 17, 2002

Dear Sir/Madam:

The representations made in this letter are based solely on discussions with and representations from the engagement partner and manager on the audits of the financial statements of this registrant for the two most recent fiscal years. Those individuals are no longer with Arthur Andersen LLP. We have read paragraph 4(a) of Item 4 included in the Form 8-K dated June 17, 2002 of Midland Cogeneration Venture Limited Partnership to be filed with the Securities and Exchange Commission and have found no basis for disagreement with the statements contained therein.

Very truly yours,

Arthur Andersen, LLP



cc:  James Rajewski, Chief Financial Officer, Vice President and Controller







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